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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                 CURENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 23, 2001

                        j2 Global Communications, Inc.
            (Exact name of registrant as specified in its charter)

           Delaware                 0-25965               51-0371142
(State or other jurisdiction      (Commission           (IRS Employer
       of incorporation           File Number)        Identification No.)

                             6922 Hollywood Blvd.
                                   Suite 800
                         Los Angeles, California 90028
                   (Address of principal executive offices)

                                (323) 860-9200
             (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for j2 Global Communications, Inc. for the quarter ended March 31, 2001 and certain forward-looking statements regarding j2 Global's financial and business prospects.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:

      Exhibit
      Number              Description
      -------             -----------

      99.1                Press Release issued April 23, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 j2 Global Communications, Inc.
                                   (Registrant)
Date: April 23, 2001
                                 By: /s/ R. Scott Turicchi
                                     -----------------------------------
                                     R. Scott Turicchi
                                     Executive VP, Corporate Development

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                               INDEX TO EXHIBITS


      Exhibit
      Number              Description
      -------             -----------

      99.1                Press Release issued April 23, 2001.